Exhibit 99.3

LSB Industries, Inc. 2008 Incentive Stock Plan

(Effective June 5, 2008, as amended by First Amendment effective June 5, 2014)

Section 1. Purpose of the Plan

The purpose of the LSB Industries, Inc. 2008 Incentive Stock Plan (the “Plan”), is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of LSB Industries, Inc. (the “Company”) by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s shareholders.

Section 2. Definitions

As used in the Plan,

“Affiliate” means all Persons with whom the Company would be considered a single employer under Section 414(b) of the Code, and all persons with whom such person would be considered a single employer under Code Section 414(c) of the Code, except that where Treasury Regulation §1.414(c)-2(b)(2)(i) requires at least an 80 percent interest for establishment of a controlling interest, only a 50 percent interest shall be required. In addition, for purposes of determining whether any individual is eligible to receive a grant of Incentive Stock Options, the term “Affiliate” shall refer only to those Persons who are “subsidiaries” as defined Section 424(f) of the Code.

“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“CEO” means the chief executive officer of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Code Section 162(m)” means Section 162(m) of the Code, including any proposed and final regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.

“Code Section 409A” means Section 409A of the Code, including any proposed and final regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.

“Committee” has the meaning set forth in Section 3 below.

“Common Stock” means the common stock, par value $.10 per share, of the Company.

“Company” means LSB Industries, Inc., a Delaware corporation.

“Covered Employee” means a “covered employee” as that term is defined in Code Section 162(m)(3) or any successor provision.

“Disability” or “Disabled” means as to any Participant that such Participant (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer. Notwithstanding the forgoing, all determinations of whether a Participant is Disabled shall be made in accordance with Code Section 409A and the guidance thereunder.

“Effective Date” has the meaning set forth in Section 16.

“Eligible Person” has the meaning set forth in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means, unless otherwise required under any applicable provision of the Code, as of any given date: (a) the closing price of the common stock on the last preceding day on which the common stock was traded, as reported on a national securities exchange or (b) if the fair market value of the common stock cannot be determined pursuant to clause (a), such price as the Committee shall determine; provided that for Awards subject to Code Section 409A, any such determination shall comply with Code Section 409A and guidance thereunder.

“Grant Date” means the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code or any successor provision.

“Key Employee” means an employee designated in accordance with Section 3.5 below. as of December 31 (the “Key Employee Designation Date”) as an employee meeting the requirements under Section 416(i) of the Code (applied in accordance with the regulations thereunder and disregarding Section 416(i)(5)) at any time during the 12-month period ending on the Key Employee Designation Date.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Participant” means any Eligible Person as set forth in Section 5 to whom an Award is granted.

“Performance Based Exception” means the performance based exception from the tax deductibility limitations of Code Section 162(m) contained in Section 162(m)(4)(C) of the Code.

“Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

“Plan” means the LSB Industries, Inc. 2008 Incentive Stock Plan.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Committee.

“Restricted Stock Unit” means an Award granted under Section 9 denominated in units of Common Stock.

“Retirement” means a Termination of Service voluntarily at a time when a Participant is entitled to begin immediate receipt of early or normal retirement benefits under one or more of the Company’s defined benefit pension plans, or under comparable terms of an Affiliate’s pension plan, as then in effect, unless provided otherwise in the instrument evidencing the Award or in a written employment or services agreement between the Participant and the Company or an Affiliate.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” has the meaning set forth in Section 8.1.

“Termination of Service,” unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, means a Participant’s termination or deemed termination from employment with the Company and its Affiliates. For purposes of determining whether a Termination of Service has occurred, the employment relationship is treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of such leave does not exceed three (3) months, or if longer, so long as the Participant retains a right to reemployment with his or her employer under an applicable statute or by contract. For this purpose, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for his or her employer. If the period of leave exceeds three (3) months and the Participant does not retain a right to reemployment under an applicable statute or by contract, the employment relationship will be deemed to terminate on the first date immediately following such three (3) month period. Notwithstanding the foregoing, if a leave of absence is due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than three (3) months, and such impairment causes the Participant to be unable to perform the duties of the Participant’s position of employment or any substantially similar position of employment, a twenty-nine (29) month period of absence shall be substituted for such three (3) month period. For purposes of this Agreement, a Termination of Service occurs at the date as of which the facts and circumstances indicate either that, after such date: (a) the Participant and the Company reasonably anticipate the Participant will perform no further services for the Company and its Affiliates (whether as an employee or an independent contractor) or (b) that the level of bona fide services the Participant will perform for the Company and its Affiliates (whether as an employee or independent contractor) will permanently decrease to no more than twenty (20%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period or, if the Participant has been providing services to the Company and its Affiliates for less than thirty-six (36) months, the full period over which the Participant has rendered services, whether as an employee or independent contractor. The determination of whether a Termination of Service has occurred shall be governed by the provisions of Treasury Regulation § 1.409A-1, as amended, taking into account the objective facts and circumstances with respect to the level of bona fide services performed by the Participant after a certain date.

Section 3. Administration

3.1 Committee

The Plan shall be administered by the Committee which shall, as the context requires, refer to the Board, the Compensation and Stock Option Committee of the Board, the CEO or any other committee to which administration is delegated by the Board in accordance with Section 3.3 hereof.

3.2 Administration of the Plan

Except to the extent the Board reserves administrative powers to itself or appoints a different committee to administer the Plan, the Committee shall mean (a) the Board, with respect to all non-employee directors, (b) the Compensation and Stock Option Committee of the Board, with respect to all executive officers of the Company and any other Eligible Person with respect to whom it elects to act as the Committee and (c) except as the Compensation and Stock Option Committee of the Board may provide, if the CEO is a member of the Board, a committee consisting of the CEO with respect to any Eligible Person other than an executive officer of the Company. To the extent the Board considers it desirable to comply with Rule 16 b-3, the Committee shall consist of two or more directors of the Company, each of whom shall qualify as both an “outside director” within the meaning of Code Section 162(m) and as a “non-employee director” as defined in Rules 16b-3 promulgated under the Exchange Act.

3.3 Delegation by the Board

Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board or one or more officers of the Company, subject to such limitations as the Board deems appropriate, except with respect to Awards to non-employee Directors and to officers subject to Section 16 of the Exchange Act or officers who are or may be Covered Employees. Members of any such committee, which shall also be referred to as the “Committee,” shall serve for such term as the Board may determine, subject to removal by the Board at any time.

3.4 Administration and Interpretation by Committee

Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to (a) select the Eligible Persons as set forth in Section 5 to whom Awards may from time to time be granted under the Plan; (b) determine the type or types of Award to be granted to each Participant under the Plan; (c) determine the number of shares of Common Stock to be covered by each Award granted under the Plan (including, but not limited to, vesting of such Award); (d) determine the terms and conditions of any Award granted under the Plan; (e) approve the forms of agreements for use under the Plan; (f) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (g) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (h) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (i) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (j) delegate ministerial duties to such of the Company’s officers as it so determines; and (k) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any shareholder and any Eligible Person. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.5 Designation of Key Employees

For purposes of Code Section 409A, annually the Board shall designate in writing those employees who are Key Employees as of December 31 (the “Key Employee Designation Date”). A Participant designated as a Key Employee shall be a Key Employee for the entire twelve (12) month period beginning on April 1 following the Key Employee Designation Date.

Section 4. Shares Subject to the Plan

4.1 Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 13, the maximum number of shares of Common Stock available for issuance under the Plan shall be 1,975,000.

4.2 Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are reacquired by the Company, the shares subject to such Awards and the reacquired shares shall again be available for issuance under the Plan. In addition, the following shares of Common Stock shall not be treated as having been issued under the Plan: (i) shares tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, (ii) shares covered by an Award that is settled in cash, or (iii) the number of shares subject to a SAR in excess of the number of shares that are delivered to the Participant upon exercise of the SAR. The number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional Restricted Stock, Restricted Stock Units or Performance Shares. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company.

(b) The Committee shall have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding the foregoing, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 13.

4.3 Limitations

(a) Subject to adjustment as provided in Section 13, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan (other than Awards of Options or Stock Appreciation Rights) shall not exceed 1,975,000.

(b) Subject to adjustment as provided in Section 13, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan (other than Awards of Options or Stock Appreciation Rights) that contain no restrictions or restrictions based solely on continuous employment or services for less than three years (except where Termination of Service occurs by reason of death, Retirement or Disability) shall not exceed 1,975,000.

Section 5. Eligibility

An Award may be granted to any employee, officer or director of the Company or an Affiliate whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities. The above are “Eligible Persons.”

Section 6. Awards

6.1 Form and Grant of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone, in addition to or in tandem with any other type of Award.

6.2 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3 Dividends and Distributions

Participants holding Awards may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while the Awards are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Restricted Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right must be set forth as a separate arrangement to the extent required by Code Section 409A, if applicable. Notwithstanding the foregoing, in no event shall dividend equivalents be paid in connection with the grant of an Award subject to performance goals until such time as the Committee has certified that the performance goals with respect to such Award have been achieved for the relevant period.

Section 7. Options

7.1 Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2 Option Exercise Price

7.2.1 Less than 10% Shareholders. The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Common Stock at the Grant Date for options granted to an individual who, at the time the option is granted, does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary (computed in accordance with the provisions applicable to Section 422(b)(6) of the Code) (a “less than 10% Shareholder”).

7.2.2 10% Shareholder. The exercise price of any Incentive Stock Option granted to an individual who is not a less than 10% Shareholder (a “10% Shareholder”) shall be not less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock subject to the Incentive Stock Option at the time the Incentive Stock Option is granted, determined in accordance with the applicable regulations and rulings of the Commissioner of the Internal Revenue Service in effect at the time the Incentive Stock Option is granted.

7.3 Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be a term not to exceed ten (10) years from the Grant Date (five (5) years in the case of an Incentive Stock Option granted to a 10% Shareholder) as established for that Option by the Committee or, if not so established, shall be ten (10) years from the Grant Date.

7.4 Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery as directed by the Company to the Company or a brokerage firm designated or approved by the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full as directed by the Company to the Company or a brokerage firm designated or approved by the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include: (a) check; (b) wire transfer; (c) tendering by attestation shares of Common Stock already owned by the Participant that on the day prior to the exercise date have a Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option, provided that the Participant must have held for at least six months any such tendered shares that were acquired by the Participant under a Company-sponsored stock compensation program; (d) to the extent permitted by applicable law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or (e) such other consideration as the Committee may permit in its sole discretion.

7.6 Post-Termination Exercise

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Code Section 409A unless otherwise determined by the Committee.

7.7 Incentive Stock Options

The terms of any Incentive Stock Options shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Individuals who are not employees of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code) may not be granted Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under the Code (the Fair Market Value being determined as of the Grant Date for the Option), such portion in excess of $100,000 shall be treated as Nonqualified Stock Options.

Section 8. Stock Appreciation Rights

8.1 Grant of Stock Appreciation Rights

The Committee may grant stock appreciation rights (“Stock Appreciation Rights” or “SARs”) to Participants at any time. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option, and the grant price of a freestanding SAR shall be equal to the Fair Market Value of the Common Stock at the Grant Date. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be a term not to exceed ten (10) years from the Grant Date as established for that SAR by the Committee or, if not so established, shall be ten (10) years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

8.2 Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of the Common Stock for the date of exercise over the grant price by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

8.3 Post-Termination Exercise

The Committee shall establish and set forth in each instrument that evidences a freestanding SAR whether the SAR shall continue to be exercisable, and the terms and conditions of such exercise after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Code Section 409A unless otherwise determined by the Committee.

Section 9. Restricted Stock and Restricted Stock Units

9.1 Grant of Restricted Stock and Restricted Stock Units

The Committee may grant Restricted Stock and Restricted Stock Units on such terms and conditions and subject to such forfeiture restrictions, if any (which may be based on continuous service with the Company or an Affiliate), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

9.2 Issuance of Shares

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Restricted Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Restricted Stock Units, as determined by the Committee, and subject to the provisions of Section 11, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Restricted Stock Units shall be paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock, as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

9.3 Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Restricted Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate; provided, however, that the Committee may not adjust performance goals for any Restricted Stock or Restricted Stock Unit intended to qualify for the Performance Based Exception for the year in which the Restricted Stock or Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

Section 10. Other Stock or Cash-Based Awards

In addition to the Awards described in Sections 7 through 9, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

Subject to adjustment as provided in Section 13, and in accordance with the requirements under Code Section 162(m), no Participant shall receive in any one calendar year grants of Options or Stock Appreciation Rights covering an aggregate of more than one hundred thousand (100,000) shares of Common Stock. Notwithstanding any other provision of the Plan to the contrary, any Option or Stock Appreciation Right intended to qualify as performance based compensation under Code Section 162(m) for the Performance Based Exception of Code Section 162(m) shall have an exercise or grant price, an applicable, of no less than 100% of the Fair Market Value of the Common Stock at the Grant Date, except in the case of Substitute Awards.

Section 11. Withholding

The Company may require a Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”).

The Committee may permit or require a Participant to satisfy all or part of his or her tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations.

In addition, the Company may accelerate the time or schedule of a payment of vested shares of Common Stock subject to an Award, and/or deduct from any payment of shares of Common Stock subject to an Award to the Participant, or to his or her beneficiaries in the case of the Participant’s death, that number of shares of Common Stock having a Fair Market Value at the date of such deduction equal to any amounts due from the Participant to the Company or any Affiliate (“other obligations”) as satisfaction of any such other obligations, provided that (x) such other obligations are incurred in the ordinary course of the employment relationship between the Company or any of its Affiliates and the Participant, (y) the aggregate amount of any collateral held in connection with such other obligations or deduction made in any taxable year of the Company with respect to the Participant does not exceed $5,000, and (z) the deduction of shares of Common Stock is made at the same time and in the same amount as the other obligations otherwise would have been due and collected from the Participant.

The Company shall not be required to issue any shares of Common Stock under the Plan until such tax withholding obligations and other obligations are satisfied.

Section 12. Assignability

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except that to the extent permitted by the Committee, in its sole discretion, a Participant may designate one or more beneficiaries on a Company-approved form who may receive payment under an Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant.

Section 13. Adjustments

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other company or (b) new, different or additional securities of the Company or of any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (v) the maximum number and kind of securities available for issuance under the Plan; (w) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (x) the maximum number and kind of securities that may be issued to an individual in any one calendar year as set forth in Section 4.3; (y) the maximum number and kind of securities that may be made subject to the different types of Awards available under the Plan; and (z) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

Section 14. Amendment and Termination

14.1 Amendment, Suspension or Termination of the Plan

The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable. In addition, the Company intends that, except as the Committee otherwise determines, the Plan and Awards either comply with or be excepted from Code Section 409A. Accordingly, the Company reserves the right, without the consent of affected Participants, to amend or revise the Plan and/or to amend, revise or revoke any Award (including any agreement under which such Award was granted) in order to cause the Plan and/or the Award (including any agreement under which such Award was granted) to be so compliant or excepted and to take such other actions under the Plan and any Award (including any agreement under which such Award was granted) to achieve such compliance or exception. Notwithstanding the foregoing, however, that, to the extent required by applicable law, regulation or stock exchange rule, shareholder approval shall be required for any amendment to the Plan.

14.2 Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive

Stock Options may be granted more than ten years after the earlier of (a) the adoption of the Plan by the Board and (b) the Effective Date.

14.3 Consent of Participant

Except as provided in Section 14.1 above, (a) the amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan and (b) any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 13 shall not be subject to these restrictions.

14.4 Restriction on Repricing.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or to cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

Section 15. General

15.1 No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan. Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Affiliate or limit in any way the right of the Company or any Affiliate to terminate a Participant’s employment or other relationship at any time, with or without cause.

15.2 Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

15.3 Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify them or hold them harmless.

15.4 No Rights as a Shareholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, no Option or Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

15.5 Compliance with Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

15.6 Participants in Other Countries

The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Affiliate may operate to ensure the viability of the benefits from Awards granted to Participants employed in such countries, to comply with applicable foreign laws and to meet the objectives of the Plan.

15.7 No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

15.8 Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

15.9 Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

15.10 Choice of Law

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Oklahoma without giving effect to principles of conflicts of law.

Section 16. Effective Date

The Plan was effective June 5, 2008 (the “Effective Date”), and the Plan was amended by the First Amendment to the Plan, effective June 5, 2014.